UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2018 (December 5, 2018)

GREIF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
425 Winter Road, Delaware, Ohio		43015
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (740) 549-6000
Not Applicable
(Former name or former address, if changed since last report.)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.	Results of Operations and Financial Condition.
On December 5, 2018, Greif, Inc. (the “Company”) issued a press release (the “Earnings Release”) announcing the financial results for its fiscal year and fourth quarter ended October 31, 2018. The full text of the Earnings Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The Earnings Release included the following non-GAAP financial measures (the “non-GAAP Measures”):

(i)
the Company's consolidated operating profit, before special items, for the fiscal year 2018 and the fiscal year 2017, which is equal to the Company's consolidated operating profit for the applicable period plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, less gains on disposal of properties, plants, equipment and businesses, net, each on a consolidated basis for the applicable period;

(ii)
the Company's net income, excluding the impact of special items, for the fiscal year 2018 and the fiscal year 2017, which is equal to the Company's consolidated net income for the applicable period plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, plus non-cash pension settlement charges, less gains on disposal of properties, plants, equipment and businesses, net, less the provisional net tax benefit resulting from the Tax Cuts and Jobs Act of 2017 (the “Tax Reform Act”), each net of tax, noncontrolling interest and equity earnings of unconsolidated affiliates and on a consolidated basis for the applicable period;

(iii)
the Company's earnings per diluted class A share, excluding the impact of special items, for the fiscal year 2018 and fiscal year 2017, which is equal to earnings per diluted class A share of the Company for the applicable period plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, plus non-cash pension settlement charges, less gains on disposal of properties, plants, equipment and businesses, net, less the provisional net tax benefit resulting from the Tax Reform Act, each net of tax, noncontrolling interest and equity earnings of unconsolidated affiliates and on a consolidated basis for the applicable period;

(iv)
the Company’s consolidated free cash flow excluding the additional U.S. pension contribution for the fiscal year 2018 and the fiscal year 2017, which is equal to the Company’s consolidated net cash provided by operating activities for the applicable period plus the $65.0 million contribution by the Company during the third quarter of 2018 to its U.S. defined benefit plan less cash paid for purchases of properties, plants and equipment for the applicable period;

(v)
the Company's consolidated operating profit, before special items, for the fourth quarter of 2018 and the fourth quarter of 2017, which is equal to the Company's consolidated operating profit for the applicable period plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, less gains on disposal of properties, plants, equipment and businesses, net, each on a consolidated basis for the applicable period;

(vi)
the Company's net income, excluding the impact of special items, for the fourth quarter of 2018 and the fourth quarter of 2017, which is equal to the Company's consolidated net income for the applicable period plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, plus non-cash pension settlement charges, less gains on disposal of properties, plants, equipment and businesses, net, plus the provisional net tax benefit resulting from the Tax Reform Act, each net of tax, noncontrolling interest and equity earnings of unconsolidated affiliates and on a consolidated basis for the applicable period;

(vii)
the Company's earnings per diluted class A share, excluding the impact of special items, for the fourth quarter of 2018 and the fourth quarter of 2017, which is equal to earnings per diluted class A share of the Company for the applicable period plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, plus non-cash pension settlement charges, less gains on disposal of properties, plants, equipment and businesses, net, plus the provisional net tax benefit resulting from the Tax Reform Act, each net of tax, noncontrolling interest and equity earnings of unconsolidated affiliates and on a consolidated basis for the applicable period;

(viii)
net sales excluding foreign currency translation for the Company's Rigid Industrial Packaging & Services business segment for the fourth quarter of 2018 and the fourth quarter of 2017, which is equal to that business segment's net sales for the applicable quarter, after adjusting such sales for the fourth quarter of 2018 for foreign currency translation;

(ix)
operating profit before special items for the Company’s Rigid Industrial Packaging & Services business segment for the fourth quarter of 2018 and the fourth quarter of 2017, which is equal to that business segment’s operating profit plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, less gains on disposal of properties, plants, equipment and businesses, net, each for the applicable period;

(x)
operating profit before special items for the Company’s Paper Packaging & Services business segment for the fourth quarter of 2018 and the fourth quarter of 2017, which is equal to that business segment’s operating profit plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, less gains on disposal of properties, plants, equipment and businesses, net, each for the applicable period;

(xi)
net sales excluding foreign currency translation for the Company's Flexible Products & Services business segment for the fourth quarter of 2018 and the fourth quarter of 2017, which is equal to that business segment's net sales for the applicable quarter, after adjusting such sales for the fourth quarter of 2018 for foreign currency translation;

(xii)
operating profit before special items for the Company’s Flexible Products & Services business segment for the fourth quarter of 2018 and the fourth quarter of 2017, which is equal to that business segment’s operating profit plus restructuring charges, less gains on disposal of properties, plants, equipment and businesses, net, each for the applicable period; and

(xiii)
the Company's income tax rate, excluding the impact of special items, for the fourth quarter of 2018, which is equal to the Company's consolidated tax expense for such period plus the tax expense (benefit) of restructuring charges, plus the tax expense (benefit) of acquisition-related costs, plus the tax expense (benefit) of non-cash asset impairment charges, plus the provisional net tax benefit resulting from the Tax Reform Act, plus the tax expense (benefit) of non-cash pension settlement charges, less the tax expense (benefit) of gains on disposal of properties, plants, equipment and businesses, net, divided by the Company's consolidated income before income tax expense and equity earnings of unconsolidated affiliates, net for such period plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, plus non-cash pension settlement charges, less gains on disposal of properties, plants, equipment and businesses, net, plus the provisional net tax benefit resulting from the Tax Reform Act, each on a consolidated basis for such period.

The Earnings Release also included the following forward-looking non-GAAP measures:

(i)
the Company's fiscal year 2019 tax rate guidance, excluding the impact of special items, which is equal to the Company's consolidated tax expense for such period plus the tax expense (benefit) of restructuring charges, plus the tax expense (benefit) of acquisition-related costs, plus the tax expense (benefit) of non-cash asset impairment charges, plus the provisional net tax benefit resulting from the Tax Reform Act, plus the tax expense (benefit) of non-cash pension settlement charges, less the tax expense (benefit) of gains on disposal of properties, plants, equipment and businesses, net, divided by the Company's consolidated income before income tax expense and equity earnings of unconsolidated affiliates, net for such period plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, less gains on disposal of properties, plants, equipment and businesses, net, each on a consolidated basis for such period;

(ii)
the Company's fiscal year 2019 Class A earnings per share before special items guidance, which is equal to earnings per diluted class A share of the Company for such period plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, plus non-cash pension settlement charges, plus the provisional net tax benefit resulting from the Tax Reform Act, less gains on disposal of properties, plants, equipment and businesses, net, each net of tax, noncontrolling interest and equity earnings of unconsolidated affiliates and on a consolidated basis for such period; and

(iii)
the Company's fiscal year 2019 adjusted free cash flow guidance, which is equal to the Company's consolidated net cash provided by operating activities, plus beneficial interest in transferred receivables less cash paid for purchases of properties, plants and equipment.

No reconciliation of the forward-looking non-GAAP financial measures were included in the Earnings Release for items (i), (ii) or (iii) because, due to the high variability and difficulty in making accurate forecasts and projections of some of the excluded information, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable efforts.
Management of the Company uses the non-GAAP Measures to evaluate ongoing operations and believes that these non-GAAP Measures are useful to investors. The exclusion of the impact of the identified special items (restructuring charges, acquisition- related costs, non-cash asset impairment charges, non-cash pension settlement charges, the provisional net tax benefit resulting from the Tax Reform Act and disposals of properties, plants, equipment and businesses, net) enable management and investors to perform meaningful comparisons of current and historical performance of the Company. Management of the Company also believes that the exclusion of the impact of the identified special items provide a stable platform on which to compare the historical performance of the Company and that investors desire this information. Management believes that the use of consolidated free cash flow, which excludes cash paid for capital expenditures from the Company's consolidated net cash provided by operating activities, provides additional information on which to evaluate the cash flow generated by the Company and believes that this is information that investors find valuable. The non-GAAP Measures are intended to supplement and should be read together with our financial results. The non-GAAP Measures should not be considered an alternative or substitute for, and should not be considered superior to, our reported financial results. Accordingly, users of this financial information should not place undue reliance on the non-GAAP Measures.

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.
On December 6, 2018, management of the Company held a conference call with interested investors and financial analysts (the “Conference Call”) to discuss the Company’s financial results for its fourth quarter ended October 31, 2018. The file transcript of the Conference Call is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release issued by Greif, Inc. on December 5, 2018 announcing the financial results for its fiscal year and fourth quarter ended October 31, 2018.
99.2	File transcript of conference call with interested investors and financial analysts held by management of Greif, Inc. on December 6, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.
Date: December 11, 2018	By	/s/ Lawrence A. Hilsheimer
Lawrence A. Hilsheimer, Executive Vice President and Chief Financial Officer